                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.

                                              /s/ Ben B. Blount, Jr.
                                              ----------------------------------
                                              Ben B. Blount, Jr.

                                              Date: August 3, 2004

State of:  Georgia
County of: Fulton
On this 3rd day of August,
2004, before me personally appeared Ben B.
Blount, Jr., known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sandra Gilbert
-----------------------------------------
Notary Public

My Commission expires: May 19, 2006

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.

                                              /s/ J. Hicks Lanier
                                              ---------------------------------
                                              J. Hicks Lanier

                                              Date: July 30, 2004

State of:  Georgia
County of: Fulton

On this 30th day of July,
2004, before me personally appeared J.
Hicks Lanier, known to me to be the
person named in this instrument, and
acknowledged that he executed the same
as his free act and deed.

/s/ Sandra Gilbert
--------------------------------------
Notary Public

My Commission expires: May 19, 2006

            [NOTARY SEAL]

                               POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.

                                              /s/ Knowlton J. O'Reilly
                                              ----------------------------------
                                              Knowlton J. O'Reilly

                                              Date: August 3, 2004

State of:  New York

County of: New York

On this 8th day of August,
2004, before me personally appeared
Knowlton J. O'Reilly, known to me to be
the person named in this instrument, and acknowledged that he executed the same as his free act and deed.

/s/ Sol Pearlman
-------------------------------------
Notary Public

My Commission expires: March 9, 2007

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ Cecil D. Conlee
                                              ----------------------------------
                                              Cecil D. Conlee

                                              Date: August 5, 2004

State of:  Georgia

County of: Fulton

On this 5th day of August, 2004,
before me personally appeared
Cecil D. Conlee, known to me to be the
person named in this instrument, and
acknowledged that he executed the same
as his free act and deed.


/s/ Ann Yearin
--------------------------------------
Notary Public

My Commission expires: September 4, 2004

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ Thomas Gallagher
                                              ----------------------------------
                                              Thomas Gallagher

                                              Date: July 30, 2004

State of:  Georgia

County of: Cherokee

On this 30th day of July, 2004,
before me personally appeared
Thomas Gallagher, known to me to be the
person named in this instrument, and
acknowledged that he executed the same
as his free act and deed.


/s/ Cleo C Durham
--------------------------------------
Notary Public

My Commission expires: November 8, 2004

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ S. Anthony Margolis
                                              ----------------------------------
                                              S. Anthony Margolis

                                              Date: August 4, 2004

State of:  Georgia

County of: Fulton

On this 4th day of August, 2004,
before me personally appeared S.
Anthony Margolis, known to me to be the
person named in this instrument, and
acknowledged that he executed the same
as his free act and deed.


/s/ Sandra Gilbert
--------------------------------------
Notary Public

My Commission expires: May 19, 2006

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ J. Reese Lanier
                                              ----------------------------------
                                              J. Reese Lanier

                                              Date: July 30, 2004

State of:  Georgia

County of: Fulton

On this 30th day of July, 2004,
before me personally appeared
J. Reese Lanier, known to me to be the
person named in this instrument, and
acknowledged that he executed the same
as his free act and deed.


/s/ Sandra Gilbert
--------------------------------------
Notary Public
My Commission expires: May 19, 2006

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.

                                              /s/ Clarence B. Rogers, Jr.
                                              ---------------------------------
                                              Clarence B. Rogers, Jr.

                                              Date: August 3, 2004

State of:   Georgia

County of:  Fulton

On this 3rd day of August, 2004,
before me personally appeared
Clarence B. Rogers, Jr., known to me to
be the person named in this instrument,
and acknowledged that he executed the
same as his free act and deed.

/s/ Sandra Gilbert
---------------------------------------
Notary Public

My Commission expires: May 19, 2006

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ Robert E. Shaw
                                              ---------------------------------
                                              Robert E. Shaw

                                              Date: August 2, 2004

State of:   Georgia

County of:  Whitfield

On this 2nd day of August, 2004,
before me personally appeared
Robert E. Shaw, known to me to be the
person named in this instrument, and
acknowledged that he executed the same
as his free act and deed.

/s/ Carin Williams
----------------------------------------
Notary Public

My Commission expires: September 5, 2006

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ Clarence H. Smith
                                              ----------------------------------
                                              Clarence H. Smith

                                              Date: August 3, 2004

State of:  Georgia

County of:  Fulton

On this 3rd day of August, 2004,
before me personally appeared
Clarence H. Smith, known to me to be
the person named in this instrument,
and acknowledged that he executed the
same as his free act and deed.


/s/ Valori S. Harris
--------------------------------------
Notary Public

My Commission expires: January 6, 2007

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on his behalf, in his capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on his behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ E. Jenner Wood III
                                              ----------------------------------
                                              E. Jenner Wood III

                                              Date: July 29, 2004

State of:  Georgia

County of: Fulton

On this 29th day of July, 2004,
before me personally appeared E.
Jenner Wood III, known to me to be
the person named in this instrument,
and acknowledged that he executed the
same as his free act and deed.


/s/ Janet E. Mayes
--------------------------------------
Notary Public

My Commission expires: April 4, 2005

            [NOTARY SEAL]

                                POWER OF ATTORNEY

      The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Dominic C. Mazzone, Mary Margaret Heaton and Tiffany Easton her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for her and in her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended May 28, 2004 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or her substitutes, may lawfully do or cause to be done by virtue hereof. In addition, each such attorney-in-fact shall have full power and authority to execute on her behalf, in her capacity as an officer and/or director of Oxford Industries, Inc. (the "Company") subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Act"), all Forms required to be filed by me under such Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on her behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the United States Securities and Exchange Commission and any stock exchange or similar authority.


                                              /s/ Helen B. Weeks
                                              ----------------------------------
                                              Helen B. Weeks

                                              Date: August 6, 2004

State of:  Georgia

County of: Fulton

On this 9th day of August, 2004,
before me personally appeared
Helen B. Weeks, known to me to be
the person named in this instrument,
and acknowledged that he executed the
same as his free act and deed.


/s/ Zoe Mooreman-Keller
--------------------------------------
Notary Public

My Commission expires: April 15, 2008

            [NOTARY SEAL]